EXHIBIT 99.1


                    Certification of Chief Executive Officer
                          (Principal Financial Officer)
                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002



In connection with this annual report on Form 10-K of Excalibur Industries, I, Joseph P. Hubert, Chief Executive Officer (Principal Financial Officer of Excalibur Industries, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

         (2)  The information  contained in this report fairly presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of Excalibur Industries, Inc.


Date:  August 4, 2003                         /s/Joseph P. Hubert
                                              -----------------------
                                              Joseph P. Hubert
                                              Chairman of the Board, President
                                              Chief Executive Officer
                                              Principal Financial Officer